THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, MARCH 31, 2003


No. WR-                                                         _______ Warrants


                       U.S. AUTOMOTIVE MANUFACTURING, INC.


                                     WARRANT

This warrant certificate (the "Warrant Certificate") certifies that GALT FINANCIAL. LTD. or registered assigns, is the registered holder of warrants to purchase, at any time commencing April 1, 1999 (the "Initial Exercise Date") until 5:00 P.M. New York City time on March 31, 2003 (the "Expiration Date"), up to _______ fully-paid and non-assessable shares, subject to adjustment in accordance with Article 5 hereof (the "Warrant Shares"), of the common stock (the "Common Stock"), par value $.001 par value of U.S. Automotive Manufacturing, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a "Warrant" and, collectively, as the "Warrants."

     1. Exercise of Warrants. Each Warrant is initially exercisable to purchase one Warrant Share at an initial exercise price per Warrant Share, equal to eighty percent (80%) of the Current Market Price of the Common Stock for the twenty (20) trading days preceding the Initial Exercise Date, subject to adjustment as set forth in Article 5 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check. For purposes of this Agreement, "Current Market Price" shall mean the average of the daily closing prices per share of Common Stock. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading. If the Common Stock is not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock as determined in good faith by the Board of Directors of the Company based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

     Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (presently located at 627 Airport Road, Tappahannock, Virginia 22560, the registered holder of the Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the

Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder.

     2. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

     This Warrant Certificate and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be sold, transferred, pledged, hypothectated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under the Act (ii) an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

     3. Restriction on Transfer of Warrants. The Holder of this Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired as an investment and not with a view to the distribution thereof and that the Warrants and the Warrant Shares may not be transferred unless such securities are either registered under the Act and any applicable state securities law or an exemption from such registration is available. The Holder of this Warrant Certificate acknowledges that the Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act who has been provided with an opportunity to ask questions of representatives of the Company concerning the Company and that all such questions were answered to the satisfaction of the Holder. In connection with any purchase of Warrant Shares the Holder agrees to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

     4. Price.

          4.1 Initial and Adjusted Exercise Price. The initial exercise price of each Warrant Share shall be equal to eighty percent (80%) of the Current Market Price of the Common Stock the twenty (20) trading days preceding the Initial Exercise Date. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 5 hereof.

          4.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

     5. Adjustments of Exercise Price and Number of Warrant Shares.

          5.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Shares, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          5.2 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 5, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full

     Common Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          5.3 Reclassification, Consolidation, Merger. etc. In case of any reclassification or change of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Shares, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

          5.4 Determination of Outstanding Shares. The number of Common Shares at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

     6. Exchange and Replacement of Warrant Certificates. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

     7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Shares and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Common Shares.

     8. Reservation of Shares. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of Common Shares as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

     9. Redemption of Warrants. The Warrants are redeemable by the Company, in whole or in part, on not less than thirty (30) days' prior written notice at a redemption price of $.05 per Warrant at any time, provided that the closing sales price of the Common Shares on all twenty (20) trading days ending on the third day prior to the day on which the Company gives notice of redemption has been at least 164% of the then effective Exercise Price of the Warrants (the "Target Redemption Price"). The redemption notice shall be mailed to the Holders of the Warrants at the address of such Holders as shown on the books of the Company. Holders of the Warrants will have exercise rights until the close of business on the date fixed for redemption

     10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     11. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     12. Governing Law.

               12.1 Choice of Law. This Warrant Certificate is being delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

     12.2 Jurisdiction and Service of Process. The Company and the Holder each
(a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate, or any other agreement entered into between the Company and the Holder pursuant to the Offering shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or such Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 31st day of March 1998.


                                             U.S. AUTOMOTIVE MANUFACTURING, INC.


                                             By: _______________________________
                                                 Name:
                                                 Title:

                         [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a check payable to the order of U.S. Automotive Manufacturing, Inc. in the amount of $_________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ______________________, whose address is
_________________________________________________________________
______________________________________, and that such certificate be delivered to __________________, whose address is ____________
_________________________________________________________________


Dated:                                  Signature:

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)


                        ---------------------------------

                        ---------------------------------
                        (Insert Social Security or Other
                          Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                  Signature:

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate)


________________________________________

________________________________________
(Insert Social Security or Other
Identifying Number of Assigne)